Exhibit 10.1
                               EXTENSION AGREEMENT


         THIS EXTENSION AGREEMENT made effective the 30th day of April, 2008 by and between DIGITAL AUDIO CORPORATION ("Company") and DRI CORPORATION (formerly Digital Records, Inc.) ("Holder").

         WHEREAS, on April 30, 2007 Company and Holder entered into a $344,184.50 Promissory Note that called for a principal payment of $86,046.12 due April 30, 2008 ("Promissory Note");

         WHEREAS, the Company has requested an extension of ninety (90) days in which to pay said principal payment;

         WHEREAS, the Holder agrees to allow said ninety(90) day extension with interest to continue as set forth in the Promissory Note; and

         WHEREAS, the parties desire to extend the payment due on April 30, 2008 as set forth herein.

         NOW, THEREFORE, for the consideration of Ten Dollars and other mutual promises and premises made herein, the parties agree as follows:

         1. The first principal payment due under said Promissory Note shall be extended until July 30, 2008.

         2. In all other respects, the terms and provisions of the Promissory Note are ratified and confirmed.

         IN WITNESS WHEREOF, the parties have signed this Extension Agreement the day and year first above written.

                                                DIGITAL AUDIO CORPORATION


                                                By   /s/ DONALD E. TUNSTALL
                                                  ------------------------------
                                                     Donald E. Tunstall


                                                DRI CORPORATION



                                                By   /s/ DAVID L. TURNEY
                                                  ------------------------------
                                                     David L. Turney


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         The undersigned guarantor joins in this Extension Agreement for acknowledgment purposes.

                                           DOLPHIN DIRECT EQUITY PARTNERS, LP

                                           By:      Dolphin Advisors, LLC
                                                    Its managing general partner
                                           By:      Dolphin Management INC.
                                                    Its managing member



                                           By:      /s/ PETER E. SALAS
                                              ----------------------------------
                                           Name:    Peter E. Salas
                                           Title:   President


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